Exhibit 10.47

AMENDMENT NO. 1 TO

DEALER MANAGER AGREEMENT

Amendment No. 1, dated as of [      ], 2014 (the “Amendment”), to the Dealer Manager Agreement, dated May 13, 2014 (the “Dealer Manager Agreement”), among Alion Science and Technology Corporation, a Delaware corporation (the “Company”), the subsidiary guarantors party thereto and Goldman, Sachs & Co., in its capacity as dealer manager.  Capitalized terms used but not otherwise defined herein have the respective meanings assigned to them in the Dealer Manager Agreement.

BACKGROUND

WHEREAS, the parties hereto have previously entered into the Dealer Manager Agreement;

WHEREAS, the parties hereto desire to amend the Dealer Manager Agreement to reflect certain amendments to the Exchange Offer;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

SECTION 1.                            Amendments to the Dealer Manager Agreement.  The Dealer Manager Agreement is hereby amended as follows:

1.1                               Section 5(a) of the Dealer Manager Agreement is hereby amended by replacing such section in entirety with the following:

“A registration statement on Form S-1 (No. 333-199392) (as more fully set forth below, the “Initial Registration Statement”) in respect of the offering of the New Securities has been filed with the Commission; a registration statement on Form S-1 (the “429 Registration Statement”) in respect of registering additional New Notes that may be issued as payment of interest on the New Notes has been filed with the Commission and, after such filing, the term “Initial Registration Statement” shall include the 429 Registration Statement; the Initial Registration Statement and any amendments thereto, each in the form heretofore delivered to you, and, including exhibits thereto have been filed with the Commission in such form (any preliminary prospectus (i) included in the Initial Registration Statement and sent by the Company to holders of the Old Securities or (ii) filed with the Commission pursuant to Rule 424(a) of the rules and regulations of the Commission under the Securities Act, is herein called a “Preliminary Prospectus”); no other document with respect to such registration statement has heretofore been filed by the Company with the Commission; no stop order suspending the effectiveness of the Initial Registration Statement has been issued and no proceedings for that purpose are pending or, to the knowledge of the Company, contemplated by the Commission; no stop order suspending the offer, issuance, delivery or exchange of the Old Securities pursuant to the Exchange Offer has been issued and no proceedings for that purpose are pending or, to the knowledge of the Company, are contemplated, and any request of the Commission for additional information (to be included in the Initial Registration

Statement or in the Preliminary Prospectus or otherwise) has been complied with or otherwise satisfied; the various parts of the Initial Registration Statement, including all exhibits, annexes and schedules thereto and including the information contained in the form of final prospectus filed with the Commission pursuant to Rule 424(b) under the Securities Act in accordance with Section 2(a) hereof, as amended at the time such part of the registration statement became effective, is herein collectively called the “Registration Statement”; and such final prospectus, in the form included in the Registration Statement at the time it became effective or first filed pursuant to Rule 424(b) under the Securities Act, is hereinafter called the “Prospectus”.”

1.2                               Paragraph 4 of the Dealer Manager Agreement is hereby amended by replacing such paragraph in entirety with the following:

“Concurrently with the consummation of the Exchange Offer on the Exchange Date, the Company intends to consummate several other financing transactions, consisting of (a) the consummation of an offering of units to holders of the Old Securities, in which each unit consists of the same package of New Securities being offered pursuant to the Exchange Offer (the “Unit Offering”), (b) the consummation of the ASOF Cash Funding (as defined in the Offer Material), (c) the consummation of a new senior secured revolving credit facility, (d) the purchase, redemption, defeasance and/or satisfaction and discharge of all of the Company’s outstanding 12% Senior Secured Notes due 2014, and (e) the consummation of a new $285,000,000 first lien term loan credit facility and a new $70,000,000 second lien term loan credit facility and warrants to purchase the Company’s common stock and the issuance of shares of the Company’s Series A preferred stock in connection with such second lien term loan facility, and, in each case, the payment of related fees and expenses. The foregoing are collectively referred to as the “Concurrent Financing Transactions.””

SECTION 2.                            Representations and Warranties.  Each of the Note Parties jointly and severally represents and warrants to, and agrees, that:

2.1                               each of the representations and warranties contained in Section 5 of the Dealer Manager Agreement are true and correct in all material respects as of the date hereof; and

2.2                               this Amendment has been duly authorized, executed and delivered by each Note Party.

SECTION 3.                            Effect of Amendment.  Except as specifically amended hereby, the Dealer Manager Agreement is hereby ratified and confirmed in all respects, and all of its provisions shall remain in full force and effect.  After this Amendment becomes effective, all references to the Dealer Manager Agreement in any other document or agreement shall be deemed to be references to the Dealer Manager Agreement as amended hereby.  This Amendment shall not be deemed to expressly or impliedly waive, amend, or supplement any provision of the Dealer Manager Agreement other than as specifically set forth herein.

SECTION 4.                            Counterparts; Delivery.  This Amendment may be executed in any number of separate counterparts, each of which shall be an original, but all such counterparts shall together constitute but one and the same instrument.  Delivery of an executed counterpart of a signature page to this Amendment by facsimile or other electronic means shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 5.                            GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS THAT WOULD RESULT IN THE APPLICATION OF ANY LAW OTHER THAN THE LAWS OF THE STATE OF NEW YORK.

SECTION 6.                            Section Headings.  The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or the Dealer Manager Agreement or any provision hereof or thereof.

SECTION 7.                            Successors and Assigns.  This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their successors, assigns, and legal representatives.

[Signature pages follow.]

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

ALION SCIENCE AND TECHNOLOGY CORPORATION

By:
Name:
Title:

ALION — METI CORPORATION

By:
Name:
Title:

ALION — CATI CORPORATION

By:
Name:
Title:

ALION — JJMA CORPORATION

By:
Name:
Title:

ALION — BMH CORPORATION

By:
Name:
Title:

WASHINGTON CONSULTING, INC.

By:
Name:
Title:

ALION — IPS CORPORATION

By:
Name:
Title:

WASHINGTON CONSULTING GOVERNMENT SERVICES, INC.

By:
Name:
Title:

ALION INTERNATIONAL CORPORATION

By:
Name:
Title:

GOLDMAN, SACHS & CO.

By:
Name:
Title: